Exhibit 10.2
LIMITED GUARANTY AGREEMENT
LIMITED GUARANTY AGREEMENT (“Agreement”) dated as of May 11, 2017 delivered to SWK FUNDING LLC, a Delaware limited liability company, as agent for the lenders party to the Credit Agreement (as hereafter defined) (the “Agent”) by CENTURY FOCUSED FUND III, LP, a Delaware limited partnership (the “Guarantor”) and acknowledged by Borrower as defined below.
1.Definitions.    Capitalized terms shall have the meanings set forth herein, or if not defined herein, in that certain Amended and Restated Credit Agreement, dated as of the date hereof, by and among the Agent, the lenders party thereto (the “Lenders”), HOOPER HOLMES, INC., a New York corporation, and any all agreements, schedules and instruments delivered in connection therewith (the “Credit Agreement”).
2.    Guaranty.
(a)    In order to induce the Lenders to enter into the Credit Agreement and to continue to loan funds to the Borrower, Guarantor hereby, absolutely and unconditionally, jointly and severally, guarantees the prompt, complete and full payment of all of the Guaranteed Obligations (as defined hereafter). “Guaranteed Obligations” means the sum of (i) outstanding Revolving Loans on the date of any calculation not to exceed an aggregate principal amount of $2,000,000, and (ii) accrued but unpaid interest on such outstanding amount referenced in clause (i) immediately preceding. Guarantor represents, warrants, acknowledges and agrees that (i) Guarantor will benefit from the execution, delivery and performance by the Lenders of the Credit Agreement and the other Loan Documents and the advancement of funds to the Borrower pursuant thereto, (ii) the loan by the Lenders constitutes valuable consideration to the Guarantor, (iii) this Agreement is intended to be an inducement to the Lenders and Agent to execute, deliver and perform the Credit Agreement and the other Loan Documents and to extend credit to the Borrower, whether the Obligations were created or acquired before or after the date of this Agreement, and (iv) the Agent and the Lenders are relying upon this Agreement in making the Loan and advancing funds to the Borrower. Notwithstanding any provisions of this Agreement to the contrary, it is intended that this Agreement not constitute a Fraudulent Conveyance (as defined hereafter). Consequently, the Guarantor agrees that if this Agreement would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Agreement shall be valid and enforceable only to the maximum extent that would not cause this Agreement to constitute a Fraudulent Conveyance, and this Agreement shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, “Fraudulent Conveyance” means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any

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applicable fraudulent conveyance or fraudulent transfer law, order, ruling, decision or similar law, order, ruling or decision binding upon the undersigned of any foreign, federal, state, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof or any court or arbitrator, as in effect from time to time.
(b)    This is a continuing guarantee relating to the Guaranteed Obligations whether or not any portion of the Guaranteed Obligations has been satisfied; provided, however, that this Agreement is revocable solely as set forth in this section (b). The Guarantor may, in its discretion, provide the Agent a written notice (the “Revocation Notice”) terminating the Guarantor’s obligation to guaranty the payment of future Revolving Loans, provided that the principal amount of the Guaranteed Obligations outstanding on the date a Revocation Notice is received by the Agent (the “Revocation Date”) will constitute Guaranteed Obligations and Revolving Loans made after the Revocation Date will not constitute Guaranteed Obligations. Notwithstanding the delivery of a Revocation Notice, the Guarantor, in its discretion, shall have the right, exercisable once a year, to deliver a written notice, in form and substance reasonably acceptable to Agent, of the Guarantor’s agreement to reinstate its obligations under this Agreement in relation to all future Revolving Loans (the “Reinstatement Notice”), subject to the limitations set forth in the definition of Guaranteed Obligations, and following the receipt by Agent of such Reinstatement Notice, the Guarantor’s obligations under this Agreement shall be reinstated as it relates to all future Revolving Loans made after the Reinstatement Notice until such time as the Guarantor delivers a subsequent Revocation Notice. Notwithstanding the full payment and/or performance of the Guaranteed Obligations, this Agreement shall remain in effect or be reinstated with respect to the Guaranteed Obligations if, in connection with bankruptcy, insolvency or similar proceedings filed by or against the Borrower, a court enters an order or judgment compelling or requiring the Agent or the Lenders to return any or all payments made with respect to the Guaranteed Obligations.
(c)    The obligations hereunder are independent of the Obligations of the Borrower, and a separate action or actions may be brought and prosecuted against the Guarantor whether action is brought against the Borrower or whether the Borrower is joined in any such action or actions; and the Guarantor waives the benefit of any applicable statute of limitations affecting its liability hereunder or the enforcement thereof to the extent permitted by law. Any partial payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the applicable statute of limitations as to the Guarantor.
(d)    The Guarantor authorizes the Agent, on behalf of the Lenders, without notice or demand and without affecting the liability of the Guarantor hereunder or under any other document related to the Guaranteed Obligations to which the Guarantor is a party, from time to time to (i) renew, compromise, extend, amend, waive, restructure, refinance, release, accelerate or otherwise modify, amend or change the time for payment of, or otherwise modify, amend or change the terms of the Guaranteed Obligations or any part thereof, including, without limitation, increasing or decreasing

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the maximum amount of the Revolving Loan or the rate of interest as stated in the Credit Agreement or otherwise; (ii) accept new or additional documents, instruments or agreements relative to the Guaranteed Obligations; (iii) consent to the change, restructure or termination of the corporate structure of the Borrower and correspondingly restructure the Guaranteed Obligations; (iv) take and hold security or additional guarantees for the payment of this Agreement or the Guaranteed Obligations, and amend, alter, exchange, substitute, transfer, enforce, waive, subordinate, terminate or release any such security; (v) apply such security and direct the order or manner of sale thereof as the Agent in its discretion may determine; (vi) release or substitute any one or more of the endorsers or guarantors; (vii) reduce or increase the outstanding owed by the Borrower under the Loan Documents; (viii) release any of the Collateral; (ix) accept partial payment and/or performance on the Obligations; (x) settle, compromise, release, substitute, impair, enforce or exercise, or fail or refuse to enforce or exercise, any claims, rights, or remedies, of any kind or nature, which the Agent or the Lenders may at any time have against the Borrower or any other guarantor of the Obligations or any other Person, or with respect to any security interest of any kind held by the Agent, for the benefit of the Lenders, at any time, whether under any Loan Document or otherwise; and (xi) take or fail to take any other action whatsoever with respect to the Obligations.
(e)    The Guarantor waives any right to require the Agent or the Lenders to (i) proceed against the Borrower or any other person; (ii) proceed against or exhaust any security held from the Borrower; or (iii) pursue any other remedy in the Agent’s or the Lenders’ power whatsoever. The Agent, on behalf of the Lenders, may, at its election, exercise any right or remedy it may have against the Borrower or any security held by the Agent, for the benefit of the Lenders, including, without limitation, the right to collect the Borrower’s receivables or foreclose upon any security by judicial or non-judicial sale, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Guaranteed Obligations have been paid and/or performed, and the Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Borrower or any such security, whether resulting from such election by the Agent, or otherwise. The Guarantor waives all rights and defenses arising out of an election of remedies by the Agent or the Lenders, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor’s rights of subrogation and reimbursement against the principal. The Guarantor waives any defense arising by reason of any disability or other defense of the Borrower or by reason of the cessation from any cause whatsoever of the liability of the Borrower. Until the Guaranteed Obligations shall have been paid and performed in full, the Guarantor’s right of subrogation shall be deferred. The Guarantor waives all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Agreement and of the existence, creation, or incurring of new or additional obligations.

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(f)    Except as expressly provided herein, the Guarantor hereby expressly waives, and agrees not to assert in any action to enforce this Agreement any defenses that may be asserted by the Borrower under the Credit Agreement and this Agreement shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations, or any other instrument evidencing any of the Guaranteed Obligations, or by the existence, validity, enforceability, perfection, or extent of any Collateral therefor or by any other circumstance relating to the Guaranteed Obligations. The Guarantor shall be primarily liable for the Guaranteed Obligations and the Agent, on behalf of the Lenders, may invoke the benefits of this Agreement without pursuing any remedies against the Borrower, without the necessity of joining all guarantors in any action hereon, and without proceeding against any collateral for such obligations. Agent makes no representation or warranty in respect to any such circumstances and has no duty or responsibility whatsoever to Guarantor in respect to the management and maintenance of the Guaranteed Obligations or Borrower’s collateral.
(g)    The Guarantor assumes the responsibility for being and keeping itself informed of the business, operation and financial condition of the Borrower and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations which diligent inquiry would reveal, and agrees that absent a written request for such information by the Guarantor, neither the Agent not the Lenders shall have no duty to advise the Guarantor of information, matter, fact or thing now or hereafter known to it regarding such conditions or any such circumstance.
NOTWITHSTANDING ANY PROVISIONS OF THIS AGREEMENT OR ANY OTHER PROVISION OF ANY LOAN DOCUMENT, AGENT’S, ON BEHALF OF THE LENDERS, RIGHT TO SEEK ANY PAYMENT FROM GUARANTOR ON ACCOUNT OF THE GUARANTEED OBLIGATIONS SHALL BE LIMITED AS PROVIDED IN SECTION 2(a) ABOVE.
3.    Subordination. To the extent any indebtedness is not otherwise subject to a subordination or intercreditor agreement between Agent and Guarantor, such indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to the Obligations of the Borrower to the Agent and the Lenders; and such indebtedness of the Borrower to the Guarantor if the Agent so requests shall be collected, enforced and received by the Guarantor as trustee for the Agent and be paid over to the Agent, for the benefit of the Lenders, on account of the Obligations of the Borrower to the Agent and the Lenders but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Agreement.
4.    Deferrals. Notwithstanding anything to the contrary contained herein or in any other document to which the Guarantor is a party, the Guarantor hereby expressly defers until the Termination Date any and all rights to subrogation, reimbursement, exoneration, contribution, setoff or any other rights that could accrue to a surety against a principal, to a guarantor against a maker

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or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which the Guarantor may have or hereafter acquire against the Borrower or any other person in connection with or as a result of the Guarantor’s execution delivery and/or performance of this Agreement or any other document to which the Guarantor is a party, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law. Prior to the Termination Date, the Guarantor shall not have or assert any such rights against the Borrower or its successors and assigns or any other person (including any surety), either directly or as an attempted set off to any action commenced against the Guarantor by the Borrower (as borrower or in any other capacity), the Agent, the Lenders or any other person. The Guarantor hereby acknowledges and agrees that this deferral is intended to benefit the Borrower, the Agent, and the Lenders and shall not limit or otherwise affect the Guarantor’s liability under this Agreement, under any other document to which the Guarantor is a party, or the enforceability hereof or thereof.
5.    Provisions Relating to the Borrower Bankruptcy. In the event the Borrower commences any case, or proceeding in bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, the Guarantor, in its capacity as the Guarantor of the Guaranteed Obligations, and not in its capacity as a direct or indirect equityholder in the Borrower, shall not (i) seek or support debtor-in-possession financing other than as may be provided by the Agent, (ii) oppose any debtor-in-possession financing proposed to be provided by the Agent, (iii) seek or support any plan of reorganization that proposes to pay amounts owing to the Agent and the Lenders over a period of more than one month, (iv) object to any request by the Agent for adequate protection for the post-petition use of cash collateral, or (v) challenge the validity, enforceability, priority or perfection of the Agent’s, for the benefit of the Lenders, security interests in the Collateral.
6.    Representations and Warranties. The Guarantor represents, warrants and covenants as follows:
(a)    The Guarantor has the full right, power and authority to execute, deliver and perform this Agreement. The Guarantor has executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with the terms herein.
(b)    Neither the execution, delivery or performance by the Guarantor of this Agreement, nor compliance with the terms and provisions hereof by the Guarantor nor the consummation of the transactions contemplated hereby will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under any agreement or other instrument to which the Guarantor is a party.

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(c)    There are no actions, suits or proceedings pending or threatened against or involving the Guarantor before any court with respect to any of the transactions contemplated by this Agreement or the ability of the Guarantor to execute and deliver this Agreement and perform any of the obligations of the Guarantor hereunder.
7.    The Guarantor’s Liability. An “Event of Default” shall exist under this Agreement when an Event of Default under the Credit Agreement occurs solely as a result of an uncured payment default with respect to the Revolving Loans and the acceleration of the outstanding amounts thereunder by the Agent. Upon the occurrence of an Event of Default, the Guarantor shall no later than twenty (20) days thereafter pay to the Agent, for the benefit of the Lenders, an amount equal to the Guaranteed Obligations. Any amounts owing by the Guarantor hereunder which are not paid as and when due shall bear interest at the Default Rate.
8.    Expenses. The Guarantor agrees to pay to the Agent all out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Agreement, or performance by the Agent of any obligations of the Guarantor in respect of the Collateral which the Guarantor has failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Agent and the Lenders in respect thereof, by litigation or otherwise and all such expenses shall be Guaranteed Obligations.
9.    Further Assurances. The Guarantor agrees that, from time to time upon the written request of the Agent, the Guarantor will execute and deliver such further documents and do such other acts and things as the Agent may reasonably request in order fully to effect the purposes of this Agreement.
10.    No Waiver. No failure on the part of the Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies given to the Agent, for the benefit of the Lenders, by this Agreement are cumulative and shall be in addition to and independent of all rights, powers and remedies given the Agent by virtue of any statute, rule of law, or any agreement between the Guarantor and the Agent or between the Borrower and the Agent.
11.    Governing Law. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE,

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WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS CODE).
12.    Forum Selection; Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, U.S. FIRST CLASS POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
13.    Waiver of Jury Trial. GUARANTOR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
14.    Notices. All notices, requests, consents and demands hereunder shall be in writing and be given to the intended recipient at such party’s address set forth below, or at such other address as such party may hereafter specify in a notice given in the manner required under this section. Any notice or request hereunder shall be given only by, and shall be deemed to have been received upon:  registered or certified mail, return receipt requested, on the date on which such received as indicated in such return receipt,  delivery by a nationally recognized overnight courier, one (1) Business Day after deposit with such courier, or  electronic transmission upon further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), as applicable.

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If to the Guarantor:
c/o Century Equity Partners
100 Federal Street, 29th Floor
Boston, MA 02110
Attn: Frank Bazos and Stephen Marquardt
Telephone: 617-863-2950
Email: fbazos@cepfunds.com and smarquardt@cepfunds.com

With a copy to:

Choate Hall & Stewart LLP
2 International Place
Boston, MA 02110
Attn: Brian Lenihan
Email: blenihan@choate.com

If to the Agent or any Lender:
SWK Funding LLC
14755 Preston Road, Suite 105
Dallas, Texas 75254
Email: notifications@swkhold.com

with a copy to:

Holland & Knight LLP
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attn: Ryan Magee
Email: ryan.magee@hklaw.com

15.    Entire Agreement, Amendments, Waivers, etc. This Agreement and the other Loan Documents to which the Guarantor is a party constitute the entire agreement between the Guarantor and the Agent with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Guarantor and the Agent. Any such amendment or waiver shall be binding upon the Agent and the Guarantor. This Agreement is not intended to benefit or confer any rights upon the Borrower or upon any third party other than the Agent and the Lenders, who are the intended beneficiary hereof and for whose benefit this Agreement is explicitly made.
16.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Guarantor and the Agent. The Agent may without notice assign this Agreement in whole or in part. This Agreement shall, without further

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reference, pass to and may be relied upon and enforced by any successor or assignee of the Agent and any transferee or subsequent holder of any of the Guaranteed Obligations.
17.    Miscellaneous. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and the Guarantor may execute this Agreement by signing any such counterpart. This Agreement may be executed by facsimile transmission or other electronic means, which facsimile or other electronic signatures shall be considered original executed counterparts, and the Guarantor agrees to be bound by the Guarantor’s facsimile or other electronic signature. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,  the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent in order to carry out the intentions of the Agent as nearly as may be possible and  the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.
18.    Issuance of Note to Guarantor. The Agent and the Borrower hereby covenant and agree that, if the Guarantor has paid the Agent the Guaranteed Obligations, the Borrower will, if requested by the Guarantor, in writing, deliver a subordinated promissory note to the Guarantor (the “Note”) in the form attached as an exhibit to the Merger Agreement dated as of March 7, 2017, by and among the Borrower and the other parties thereto, evidencing the principal amount paid by the Guarantor hereunder and the interest rate under such Note, commencing on the date the Guarantor made such payment, will be the lesser of (x) twenty-five percent (25%) per annum or (y) the highest amount permitted to be charged under applicable law; provided that the Guarantor shall enter into a subordination agreement with the Agent in the form attached as Exhibit E to the Credit Agreement (the “Subordination Agreement”) in connection with the issuance of such Note. The Agent agrees that so long as the Guarantor and Agent enter into the Subordination Agreement, such Note shall be permitted to be issued to the Guarantor notwithstanding anything to the contrary under the Credit Agreement.
19.    Termination. This Agreement shall terminate upon the date (the “Termination Date”) which is the earlier of: (i) the date of the delivery of a written notice of termination executed by the Agent; (ii) the date all Obligations together with all accrued but unpaid interest thereon are paid in full; and (iii) the date the Guarantor has paid in full the Guaranteed Obligations and the Borrower has issued a note to the Guarantor as contemplated by Section 18.

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IN WITNESS WHEREOF, the Guarantor has caused this Agreement to be duly executed as of the day and year first above written.

CENTURY FOCUSED FUND III, L.P.
By: CCP Focused III, LP, its general partner
By: CCP Focused III, LLC, its general partner

By:         /s/ Frank Bazos
Name:         Frank Bazos
Title:         Manager

Agreed and Accepted:
HOOPER HOLMES, INC., a New York corporation
By:     /s/ Henry Dubois
Name:     Henry Dubois
Title:     Chief Executive Officer

SWK FUNDING LLC

BY: SWK HOLDINGS CORPORATION,
its sole manager

By:     /s/ Winston Black___________________
Name: Winston Black
Title: Chief Executive Officer

[Signature Page to Guaranty Agreement]
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